Exhibit 10.1

DISTRIBUTION AGREEMENT

May 16, 2016

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

HSBC Securities (USA) Inc.

452 Fifth Avenue

New York, New York 10018

Ladies and Gentlemen:

Freeport-McMoRan Inc., a Delaware corporation (the “Company”), and Noble Drilling (U.S.) LLC, a Delaware limited liability company (the “Selling Stockholder”), confirm their agreement with each of J.P. Morgan Securities LLC and HSBC Securities (USA) Inc., as agent and/or principal under any Terms Agreement (as defined in Section 1(a) below) (each, an “Agent”, and, collectively, the “Agents”), with respect to the sale from time to time by the Selling Stockholder, in the manner and subject to the terms and conditions described below in this Distribution Agreement (this “Agreement”), of shares (the “Shares”) of common stock, $0.10 par value per share (the “Common Stock”), of the Company having an aggregate Gross Sales Price (as defined in Section 1(a) below) of up to $540,000,000 (the “Maximum Amount”) on the terms set forth in Section 1 of this Agreement. The Shares are described in the Prospectus referred to below. The Company, Freeport-McMoRan Oil & Gas LLC and the Selling Stockholder entered into a Settlement and Termination Agreement dated as of May 10, 2016 (the “Settlement Agreement”).

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-206257) that became automatically effective upon filing with the Commission on August 10, 2015 for the registration of the Shares and other securities of the Company under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Act”); the Registration Statement (as defined below) sets forth the material terms of the offering, sale and plan of distribution of the Shares and contains additional information concerning the Company and its business. Except where the context otherwise requires, “Registration Statement”, as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the Agents, including (1) all documents filed as a part thereof or incorporated, or deemed to be incorporated, by reference therein and (2) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the effective time. Except where the context otherwise requires, “Basic Prospectus”, as used herein, means the prospectus dated August 10, 2015, filed as part of the Registration Statement, including the documents incorporated by reference therein as of the date of such prospectus. Except where the context otherwise requires, “Prospectus Supplement”, as used herein, means the most recent prospectus supplement relating to the Shares, to be filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date of its first use in connection with a public offering or sale of Shares pursuant hereto (or such earlier time as may be required under the Act), in the form furnished by the Company to the Agents in connection with the offering of the Shares. Except where the context otherwise requires, “Prospectus”, as used herein, means the Prospectus Supplement (and any additional prospectus supplement prepared in accordance with the provisions of Sections 5(b) or 5(h) of this Agreement and filed in accordance with the provisions of Rule 424(b)) together with the Basic Prospectus attached to or used with the Prospectus Supplement. “Permitted Free Writing Prospectuses”, as used herein, has the meaning set forth in Section 3(b). Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall, unless otherwise stated, be deemed to refer to and include the documents, if any, incorporated, or deemed to be incorporated, by reference therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall, unless stated otherwise, be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) on or after the initial effective date of the Registration Statement or the date of the Basic Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

The Company, the Selling Stockholder and each Agent agree as follows:

1.	Sale.

(a)

Upon the basis of the representations and warranties and subject to the terms and conditions set forth herein, on any Exchange Business Day (as defined below) selected by the Selling Stockholder, the Selling Stockholder and such Agent shall enter into an agreement in accordance with Section 2 hereof regarding the number of Shares to be placed by such Agent, as agent, and the manner in which and other terms upon which such placement is to occur (each such transaction being referred to as an “Agency Transaction”). Pursuant to an Agency Transaction, the Selling Stockholder may submit its orders to any Agent selected by the Selling Stockholder as the Agents’ representative in writing (the “Direct Seller”). The Selling Stockholder may also offer to sell the Shares directly to an Agent, as principal, in which event the Selling Stockholder, the Company and such Agent will enter into a separate agreement (each, a “Terms Agreement”) in substantially the form of Exhibit F hereto (with such changes thereto as may be agreed upon by the Selling Stockholder and such Agent to accommodate a transaction involving more than one Agent), relating to such sale in accordance with Section 2(f) of this Agreement. As used in this Agreement, (i) the “Term” shall be the period commencing on the date hereof and ending on the earlier of (x) the date on which the Gross Sales Price of Shares sold pursuant to this Agreement and any Terms Agreement is equal to the Maximum Amount and (y) the termination of this Agreement pursuant to Section 9 or 10 hereof (the “Termination Date”), (ii) an

“Exchange Business Day” means any day during the Term that is a trading day for the Exchange, (iii) “Exchange” means the New York Stock Exchange, (iv) “VWAP” means, with respect to any Share, the volume-weighted average price per share of Common Stock (as reported by Bloomberg L.P. on page FCX <Equity> AQR <Go>) for the Exchange Business Day on which the Selling Stockholder submits an order to any Agent to sell such Share (without regard to after-hours trading or any other trading outside the regular trading session trading hours)(or if such volume-weighted average price is unavailable or manifestly incorrect, the market value of one share of Common Stock on such Exchange Business Day, as determined by the Agent in good faith and in a commercially reasonable manner); provided that if the Selling Stockholder submits an order to any Agent to sell Shares pursuant to any Agency Transaction or any Placement (as defined below) after 9:00 a.m. New York City time, the calculation of VWAP with respect to such Shares described in this clause (iv) shall begin 30 minutes after the Company notifies the Selling Stockholder of any Stock Issuance (as defined in the Settlement Agreement) pursuant to the Settlement Agreement, (v) “Gross Sales Price” means, with respect to any Share sold through any Agent in any Agency Transaction pursuant to this Agreement, the greater of (x) VWAP for such Share and (y) the floor price per share previously agreed to among the parties hereto (the “Floor Price”), and (vi) “Net Sales Price” means, with respect to any Share sold through the Agent in any Agency Transaction pursuant to this Agreement, the Gross Sales Price of such Share less the Agent’s commissions and fees with respect to such Share.

(b)	Subject to the terms and conditions set forth below, the Selling Stockholder appoints each Agent as agent in connection with the offer and sale of Shares in any Agency Transactions entered into hereunder.

(c)	Each Agent, as agent in any Agency Transaction, hereby covenants and agrees, severally and not jointly, not to make any sales of the Shares on behalf of the Selling Stockholder pursuant to this Agreement other than (i) by means of ordinary brokers’ transactions between members of the Exchange that qualify for delivery of a Prospectus in accordance with Rule 153 under the Act and meet the definition of an “at the market offering” under Rule 415(a)(4) under the Act (such transactions are hereinafter referred to as “At the Market Offerings”) and (ii) such other sales of the Shares on behalf of the Selling Stockholder in its capacity as agent of the Selling Stockholder as shall be agreed by the Selling Stockholder and such Agent in writing.

(d)	If Shares are to be sold in an Agency Transaction in an At the Market Offering, the applicable Agent will confirm in writing to the Selling Stockholder and the Company the number of Shares sold in an Agency Transaction on any Exchange Business Day, the VWAP for such Shares, the aggregate Gross Sales Price and the aggregate Net Sales Price for all Shares sold in such Agency Transaction on such date no later than the opening of trading on the day immediately following such Exchange Business Day.

(e)	If the Selling Stockholder shall default on its obligation to deliver Shares to an Agent pursuant to the terms of any Agency Transaction or any Terms Agreement, (i) the Selling Stockholder shall hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Selling Stockholder and (ii) notwithstanding such default, pay to such Agent any commission or fee to which such Agent would otherwise be entitled in connection with such sale.

(f)	The Selling Stockholder acknowledges and agrees that no Agent shall be under any obligation to purchase Shares on a principal basis pursuant to this Agreement, except as may otherwise be specifically agreed by such Agent and the Selling Stockholder in a Terms Agreement.

2.	Transaction Acceptances.

(a)	The Selling Stockholder may, from time to time during the Term, propose to an Agent that the Selling Stockholder and such Agent enter into an Agency Transaction, to be executed on a specified Exchange Business Day or over a specified period of Exchange Business Days, which proposal shall be made to such Agent by any means permissible under Section 12 hereof and shall set forth the information below (each, a “Transaction Proposal”). Such Agent shall promptly send to the Selling Stockholder by any means permissible under Section 12 hereof a notice (each, a “Transaction Acceptance”), confirming the agreed terms of such proposed Agency Transaction as set forth in such Transaction Proposal whereupon such Agency Transaction shall become a binding agreement between the Selling Stockholder and such Agent. The Selling Stockholder shall notify each Agent to which the Selling Stockholder submits an order to sell Shares in an Agency Transaction no later than 15 minutes after the Company notifies the Selling Stockholder of any Stock Issuance (as defined in the Settlement Agreement) pursuant to the Settlement Agreement. In no event shall the Selling Stockholder submit after 1:15 p.m. New York City time on any day any order to any Agent to sell any Shares in any Agency Transaction on such day. Each Transaction Proposal shall specify:

(i) the Exchange Business Day(s) on which the Shares subject to such Agency Transaction are to be sold (each, a “Purchase Date”);

(ii) the number of Shares to be sold by such Agent (the “Specified Number of Shares”) on each such Purchase Date(s); provided that (x) no Agent shall have any obligation to sell any Shares on any Purchase Date in excess of (A) if such Agent received the applicable order to sell Shares before 9:00 a.m. New York City time on such Purchase Date, 20% of the simple average trading volume of Common Shares for the five consecutive trading days immediately preceding such Purchase Date or (B) if such Agent received the applicable order to sell Shares at or after 9:00 a.m. New York City time on such Purchase Date, 10% of the simple average trading volume of Common Shares for the five consecutive trading days immediately preceding such Purchase Date, (y) if at any time on any Purchase Date, the price per share of Common Stock on the

Exchange is below the Floor Price, each Agent may, at its sole discretion, terminate or suspend the sale of any unsold Shares and such Agent shall have no obligation to sell any unsold Shares on such Purchase Date, and such Agent shall notify the Selling Stockholder of the number of any unsold Shares no later than the end of the day on such Purchase Date and (z) in no event shall the Selling Stockholder reject any Stock Issuance (as defined in the Settlement Agreement) with respect to any Shares other than unsold Shares that are subject to a notice received by the Selling Stockholder from any Agent in accordance with clause (y) of this Section 2(a)(ii); and

(iii) if such Agent will be acting as the Direct Seller with respect to the Shares subject to such Transaction.

Each of the Company and the Selling Stockholder shall have responsibility for maintaining records with respect to the aggregate Gross Sales Price for all Shares sold hereunder or under any Terms Agreement, or for otherwise monitoring the availability of Shares for sale under the Registration Statement. The Selling Stockholder or the applicable Agent may, upon notice to the other by any means permissible under Section 12 hereof, suspend or terminate the offering of the Shares pursuant to any Agency Transaction or any Placement if in the judgment of such Agent it is impracticable or inadvisable to proceed with such offering; provided, however, that such suspension or termination shall not affect or impair the Selling Stockholder’s or such Agent’s respective obligations with respect to the Shares sold hereunder prior to the giving of such notice. Notwithstanding the foregoing, if the terms of any Agency Transaction or any Placement contemplate that Shares shall be sold on more than one Purchase Date, then the Selling Stockholder and the applicable Agent shall mutually agree to such additional terms and conditions as they deem necessary in respect of such multiple Purchase Dates, and such additional terms and conditions shall be set forth in the relevant Transaction Proposal and confirmed by the relevant Transaction Acceptance or in the relevant Terms Agreement, as applicable, and be binding to the same extent as any other terms contained therein.

(b)	An Agent’s fees and commissions payable by the Selling Stockholder with respect to each Share sold in any Agency Transaction shall be a percentage, not to exceed 1.50%, of the VWAP for such Share.

(c)

The Purchase Date(s) of the Shares deliverable pursuant to any Transaction Acceptance shall be set forth in the relevant Transaction Proposal and confirmed by the relevant Transaction Acceptance. Payment of the Net Sales Price for each Share sold by the Selling Stockholder on any Purchase Date pursuant to a Transaction Acceptance shall be made to the Selling Stockholder by federal funds wire transfer to the account of the Selling Stockholder, the details of which are set forth on Schedule III hereto, against delivery of such Shares to the applicable Agent’s account, or an account of such Agent’s designee, at The Depository Trust Company through its Deposit and Withdrawal at Custodian System (“DWAC”), or by such other means of delivery as may be agreed to by the Selling Stockholder and such Agent. Such payment and delivery shall be made at or about 10:00 a.m., local time in New York, New York, on the third Exchange Business Day (or such other day as may, from time to time, become standard industry practice for settlement of such a securities issuance) following each Purchase Date (each, a “Closing Date”).

(d)	Under no circumstances shall the Gross Sales Price of the Shares sold pursuant to this Agreement and any Terms Agreements exceed the Maximum Amount.

(e)	If any party hereto has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Shares, it shall promptly notify the other parties hereto and sales of the Shares under this Agreement, any Transaction Acceptance or any Terms Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party hereto. On or prior to the delivery of a prospectus that is required (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the offering or sale of the Shares, the applicable Agent with respect to such sale of the Shares shall calculate the average daily trading volume (as defined by Rule 100 of Regulation M under the Exchange Act) of the Common Stock based on market data provided by Bloomberg L.P. or such other sources as agreed upon by such Agent and the Selling Stockholder.

(f)	(i) If the Selling Stockholder wishes to issue and sell the Shares pursuant to this Agreement but other than as set forth in Section 2(a) of this Agreement (each such sale, a “Placement”), it will notify the applicable Agent of the proposed terms of such Placement. If such Agent, acting as principal, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Selling Stockholder, wishes to accept amended terms, such Agent and the Selling Stockholder will enter into a Terms Agreement setting forth the terms of such Placement.

(ii) The terms set forth in a Terms Agreement will not be binding on the Selling Stockholder or an Agent unless and until the Selling Stockholder and such Agent have each executed such Terms Agreement accepting all of the terms of such Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement will control.

(g)

Each sale of the Shares to an Agent in a Placement shall be made in accordance with the terms of this Agreement and a Terms Agreement, which will provide for the sale of such Shares to, and the purchase thereof by, such Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Shares by such Agent. The commitment of an Agent to purchase the Shares pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company and the Selling Stockholder herein contained and shall be subject to the terms and conditions herein set forth. Any such Terms Agreement shall specify the number of the Shares to be purchased by the applicable Agent pursuant thereto, the price to be paid to the Selling Stockholder for such Shares, any provisions relating to rights of, and default by, underwriters, if any, acting together with such Agent in the reoffering of the Shares, the time and date (each such time and date being referred to herein as a “Time of Delivery”) and the place of delivery of and payment for such Shares.

(h)	The Company and the Selling Stockholder each agree that any offer to sell, any solicitation of an offer to buy, or any sales of Shares or any other equity security of the Company during the Term shall be effected by or through only one of the Agents on any single given day, and in no event by more than one Agent, and the Selling Stockholder shall in no event request that more than one Agent sell Shares on the same day; provided, however, that the foregoing limitation shall not apply to the Company with respect to (i) the exercise of any option, warrant, right or any conversion privilege set forth in the instrument governing such security or (ii) sales solely to employees or security holders of the Company or its subsidiaries, or to a trustee or other person acquiring such securities for the accounts of such persons.

(i)	Notwithstanding any other provision of this Agreement, the Company shall not make any Stock Issuance (as defined in the Settlement Agreement) and the Selling Stockholder shall not offer, sell or deliver, or request the offer or sale, of any Shares pursuant to this Agreement (whether in an Agency Transaction or a Placement) and, by notice to each Agent given by telephone (confirmed promptly by email), shall cancel any instructions for the offer or sale of any Shares, and no Agent shall be obligated to, and if so notified by the Selling Stockholder shall not, offer or sell any Shares, (i) during any period in which the Company or the Selling Stockholder is in possession of material non-public information concerning or relating to the Company or (ii) at any time from and including the date on which the Company shall issue a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations for a quarterly or annual period (an “Earnings Announcement”) through and including the time that is 24 hours after the time that the Company files a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement.

3. Representations and Warranties of the Company. The Company represents and warrants to each Agent and the Selling Stockholder, on and as of (i) the date hereof, (ii) each date on which the Selling Stockholder receives a Transaction Acceptance (a “Time of Acceptance”), (iii) each date on which there is a Stock Issuance (as defined in the Settlement Agreement), (iv) each Time of Sale (as defined below) and (v) each Closing Date (each such date listed in (i) through (iv), a “Representation Date”) that:

(a)	There is no order preventing or suspending the use of the Registration Statement or the Prospectus; the Registration Statement complied when it initially became effective, complies as of the date hereof and, as amended or supplemented, at each Representation Date will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby comply with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5)); the Prospectus complied or will comply, at the time it was or will be filed with the Commission, and will comply, as then amended or supplemented, as of each Representation Date, in all material respects, with the requirements of the Act; the Registration Statement did not, as of the time of its initial effectiveness, and does not or will not, as then amended or supplemented, as of each Representation Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; as of each Representation Date, the Prospectus, as then amended or supplemented, together with all of the then issued Permitted Free Writing Prospectuses, if any, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with (x) information concerning the Selling Stockholder and furnished in writing by or on behalf of the Selling Stockholder expressly for use in the Registration Statement, the Prospectus or such Permitted Free Writing Prospectus, which consists of the information set forth on Schedule II-A hereto (the “Selling Stockholder Information”) or (y) information concerning the Agents and furnished in writing by or on behalf of the Agents expressly for use in the Registration Statement, the Prospectus or such Permitted Free Writing Prospectus, which consists of the information set forth on Schedule II-B hereto (the “Agent Information”). “Time of Sale” means, (i) with respect to each sale of Shares pursuant to this Agreement, the time of the Agents’ initial entry into contracts with investors for the sale of such Shares and (ii) with respect to each sale of Shares pursuant to any relevant Terms Agreement, the time of sale of such Shares.

(b)

Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any of the Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than (i) the Basic Prospectus and (ii) the prospectus supplement used in connection with the registration of the Shares to be issued by the Company to Noble pursuant to the Settlement Agreement. The Company represents and agrees that, unless it obtains the prior consent of the Agents, until the termination of this Agreement, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus”, as defined in Rule 433 under the Act, or that would otherwise constitute a “free writing prospectus”, as defined in Rule 405 under the Act. Any such free writing prospectus relating to the Shares consented to by the Agents is hereinafter referred to as a “Permitted Free Writing Prospectus”. The Company represents that it has complied and will comply in all material respects with the requirements of Rule 433 under the Act applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the registration statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act; none of the Company, the Selling Stockholder or the Agents is disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of each eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement.

(c)	The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable.

(d)

The consolidated financial statements of the Company and its subsidiaries and the related notes thereto included or incorporated by reference in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby, except as otherwise disclosed in the financial statement footnotes, and the supporting schedules included or incorporated by reference in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus present fairly the information required to be stated therein; the other financial information included or incorporated by reference in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby; and any pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus have been prepared in accordance with the applicable requirements of the Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are included or incorporated by reference in the Registration Statement, the Prospectus and any such Permitted Free Writing Prospectus.

(e)	Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, (i) no material change in the capital stock or long-term debt of the Company or any of its subsidiaries has occurred, (ii) no dividend or distribution of any kind has been declared, set aside for payment, paid or made by the Company on any class of capital stock, (iii) there has not been any material adverse change, nor any development that would reasonably be expected to have a material adverse change, in or affecting the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries, taken as a whole, (iv) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries, taken as a whole, or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole, and (v) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority that, in the case of this clause (v), individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect (as defined in Section 3(f)), except, in each case (i) through (v), as otherwise disclosed in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus.

(f)	The Company and each of its Identified Subsidiaries (as defined below) have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). As used in this Agreement, “Identified Subsidiary” means the subsidiaries listed in Schedule I to this Agreement. The Company does not have any significant subsidiaries that are not listed on Schedule I hereto.

(g)	The Company has an authorized capitalization as set forth in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interests in the Company or any of its subsidiaries, nor any contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus; and all the outstanding shares of capital stock or other equity interests of each Identified Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party (except as otherwise described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus).

(h)	The Company has full right, power and authority to execute and deliver this Agreement and any Terms Agreement and perform its obligations hereunder or thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and any Terms Agreement and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken (or, in the case of any Terms Agreement, such action will have been duly and validly authorized).

(i)	This Agreement has been, and any Terms Agreement will have been, duly authorized, executed and delivered by the Company.

(j)	This Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus.

(k)	The Shares to be issued by the Company and sold by the Selling Stockholder in connection with any sale hereunder or under any Terms Agreement have been duly authorized by the Company and, when issued and delivered and paid for by the Selling Stockholder, will be duly and validly issued, will be fully paid and nonassessable and will conform to the description thereof in the Registration Statement, the Prospectus, and any Permitted Free Writing Prospectus; the Shares and all other shares of outstanding capital stock of the Company conform to the description thereof contained in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus; and the shareholders of the Company do not have any preemptive or similar rights with respect to the Shares.

(l)	Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(m)	The execution, delivery and performance by the Company of this Agreement or any Terms Agreement, the issuance and sale of the Shares, the compliance by the Company with the terms hereof or of any Terms Agreement and the consummation of the transactions contemplated hereby or by any Terms Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its Identified Subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(n)	No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement or any Terms Agreement, the issuance and sale of the Shares and compliance by the Company with the terms hereof or of any Terms Agreement and the consummation of the transactions contemplated hereby or by any Terms Agreement, except for those that have been obtained and for the registration of the Shares under the Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws.

(o)	Except as described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; to the best knowledge of the Company, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Act to be described in the Registration Statement or the Prospectus that are not so described in the Registration Statement or the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus.

(p)	Ernst & Young LLP, who have audited certain consolidated financial statements of the Company and its subsidiaries are independent public accountants with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Act.

(q)	The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the businesses of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, (ii) are disclosed in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus or (iii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(r)	The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct, in all material respects, of their businesses, taken as a whole; and the conduct of their businesses, taken as a whole, will not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any material claim of infringement or conflict with any such rights of others.

(s)	No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of the Company or any of its subsidiaries, on the other, that is required by the Act to be described in the Registration Statement or the Prospectus and that is not so described in such documents.

(t)	Neither the Company nor any of its subsidiaries is an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(u)	The Company and its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed or have requested extensions of the filing deadlines therefore, except in any case where the failure to so file would not reasonably be expected to have a Material Adverse Effect; the Company and its subsidiaries have paid all federal, state, local and foreign taxes required to be paid through the date hereof, except any such taxes that are being contested in good faith by appropriate proceedings and for which the Company, to the extent required by GAAP, has set aside on its books adequate reserves, except for any inadequate reserves that would not, individually or in the aggregate, have a Material Adverse Effect; and except as otherwise disclosed in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, there is no tax deficiency that has been, or would reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets, except those as would not, individually or in the aggregate, have a Material Adverse Effect.

(v)	The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, except where the failure to possess or make the same would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and except as described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where such revocation, modification or renewal would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(w)	Except as described in the Registration Statement, Prospectus or any Permitted Free Writing Prospectus, no labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, except for those as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(x)	(i) Except as described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, the Company and its subsidiaries (A) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (B) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (C) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) except as described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of clauses (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(y)	(i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code, whether or not waived, has occurred or is reasonably expected to occur; (iv) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan), except for any liability as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, except for any reportable event as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (vi) neither the Company nor any member of its Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA), except for any liability as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(z)	The Company maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(aa)	The Company maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, the Company’s principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) interactive data in eXtensible Business Reporting Language (“XBRL Data”) included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto; and (v) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, there are no material weaknesses in the Company’s internal control over financial reporting.

(bb)	The Registration Statement and the documents incorporated by reference therein include and incorporate by reference all XBRL Data required to be included therein; and the XBRL Data included or incorporated by reference in the Registration Statement or the documents incorporated by reference therein fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(cc)

The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as the Company believes in its reasonable judgment are adequate to protect the

Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business, except where such notice or non-renewal would not reasonably be expected to have a Material Adverse Effect.

(dd)	Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(ee)	The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ff)	Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, or employee, agent, or affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, Syria and Crimea (each, a “Sanctioned Country”). For the past five years, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(gg)	No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company, except, in each case, as described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus.

(hh)	Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would reasonably be expected to give rise to a valid claim against the Company or any of its subsidiaries or any of the Agents for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares by the Selling Stockholder.

(ii)	No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares.

(jj)	The Company has not taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(kk)	No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included or incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ll)	Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(mm)	There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(nn)	The Company is not an “ineligible issuer” and is a “well-known seasoned issuer”, in each case as defined under the Act and at the times specified in the Act in connection with the offering of the Shares. The Company has paid the registration fee for this offering pursuant to Rule 457 under the Act.

(oo)	The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Exchange nor has the Company received any notification that the Commission or the Exchange is contemplating terminating such registration or listing. The outstanding shares of the Common Stock have been approved for listing and the Shares being sold hereunder have been approved for listing, subject only to official notice of issuance, on the Exchange.

(pp)	Except for the New York State stock transfer tax, there are no transfer taxes or other similar fees or charges under U.S. federal law or the laws of any state thereof, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance and sale by the Company of the Shares.

(qq)	The Common Stock is an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(rr)	Any certificate signed by any officer of the Company or any subsidiary of the Company delivered to the Agents or to counsel for the Agents pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to the Agents as to the matters covered thereby.

4. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to each Agent, on and as of each Representation Date that:

(a)

The Selling Stockholder has full right, power and authority to execute and deliver this Agreement and any Terms Agreement and perform its obligations hereunder or thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and any Terms Agreement and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken (or, in the case of any Terms Agreement, such action will have been duly and validly authorized).

(b)	This Agreement has been, and any Terms Agreement will have been, duly authorized, executed and delivered by the Selling Stockholder.

(c)	The execution, delivery and performance by the Selling Stockholder of this Agreement or any Terms Agreement, the sale of the Shares, the compliance by the Selling Stockholder with the terms hereof or of any Terms Agreement and the consummation of the transactions contemplated hereby or by any Terms Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder or any of its subsidiaries is a party or by which the Selling Stockholder or any of its subsidiaries is bound or to which any of the property or assets of the Selling Stockholder or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the certificate of formation or limited liability company agreement or similar organizational documents of the Selling Stockholder or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority.

(d)	No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Selling Stockholder of this Agreement or any Terms Agreement, the sale of the Shares and compliance by the Selling Stockholder with the terms hereof or of any Terms Agreement and the consummation of the transactions contemplated hereby or by any Terms Agreement, except for those that have been obtained and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws.

(e)	At the time when the Company issues the Shares to the Selling Stockholder, the Selling Stockholder will have good and valid title to the Shares to be sold hereunder or under any Terms Agreement, free and clear of all liens, encumbrances, equities or adverse claims; and upon the delivery of, against payment for, such Shares pursuant to this Agreement or any Terms Agreement, any purchaser will acquire good and marketable title thereto, free and clear of all liens, encumbrances, equities or adverse claims.

(f)	The Selling Stockholder has not taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(g)	The Registration Statement does not or will not, as then amended or supplemented, as of each Representation Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; as of each Representation Date, the Prospectus, as then amended or supplemented, together with all of the then issued Permitted Free Writing Prospectuses, if any, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this Section 4(g) apply only to information in the Registration Statement and the Prospectus relating to the Selling Stockholder furnished to the Company in writing by the Selling Stockholder expressly for use in the Registration Statement, the Basic Prospectus, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus, it being understood and agreed that the only such information furnished by the Selling Stockholder consists of the information set forth on Schedule II-A attached hereto.

(h)	Except as disclosed in the annual, quarterly and current reports of Noble Corporation plc, a public limited company incorporated under the laws of England and Wales, and Noble Corporation, a Cayman Islands company, filed with the Commission on Forms 10-K, 10-Q and 8-K, neither the Selling Stockholder nor any of its subsidiaries nor, to the knowledge of the Selling Stockholder, any director, officer, employee, agent, affiliate or other person associated with or acting on behalf of the Selling Stockholder or any of its subsidiaries has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Selling Stockholder and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(i)	The operations of the Selling Stockholder and its subsidiaries are and have been conducted at all times in compliance with the Anti-Money Laundering Laws and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Selling Stockholder or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Selling Stockholder, threatened.

(j)	Neither the Selling Stockholder nor any of its subsidiaries, nor, to the knowledge of the Selling Stockholder, any director, officer, or employee, agent, or affiliate or other person associated with or acting on behalf of the Selling Stockholder or any of its subsidiaries is currently the subject or the target of any Sanctions, nor is the Selling Stockholder, any of its subsidiaries located, organized or resident in a Sanctioned Country; and the Selling Stockholder will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Selling Stockholder and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(k)	The Selling Stockholder has been duly organized and is validly existing and in good standing under the laws of Delaware, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and have all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of the Selling Stockholder and its subsidiaries taken as a whole.

(l)	That each sale of Shares by the Selling Stockholder is not and will not be prompted by any material information concerning or relating to the Company which is not set forth in the Registration Statement or the Prospectus.

5. Certain Covenants of the Company. The Company hereby agrees with each Agent:

(a)

For so long as the delivery of a prospectus is required (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the offering or sale of the Shares, before amending or supplementing the Registration Statement or the Prospectus (in each case, other than due to the filing of an Incorporated Document), (i) to furnish to each Agent a copy of each such proposed amendment or supplement within a reasonable period of time before filing any such amendment or supplement with the Commission, (ii) that the Company will not use or file any such proposed amendment or supplement to which an Agent reasonably objects, unless the Company’s legal counsel has advised the Company that filing such document is required by law, and (iii) that the Company will not use or file any Permitted Free Writing Prospectus to which an Agent reasonably objects.

(b)	To prepare a Prospectus Supplement with respect to any Shares sold pursuant to this Agreement in a form previously approved by the Agents and to file such Prospectus Supplement pursuant to Rule 424(b) under the Act (and within the time periods required by Rule 424(b) and Rules 430A, 430B or 430C under the Act) and to file any Permitted Free Writing Prospectus to the extent required by Rule 433 under the Act and to provide copies of the Prospectus and such Prospectus Supplement and each Permitted Free Writing Prospectus (to the extent not previously delivered or filed on the Commission’s Electronic Data Gathering, Analysis and Retrieval system or any successor system thereto (collectively, “EDGAR”)) to the Agents via e-mail in “.pdf” format on such filing date to an e-mail account designated by each Agent and, at an Agent’s request, to also furnish copies of the Prospectus and such Prospectus Supplement to each exchange or market on which sales were effected as may be required by the rules or regulations of such exchange or market.

(c)	To file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the offering or sale of the Shares, and during such same period to advise the Agents, promptly after the Company receives notice thereof, (i) of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus, any Permitted Free Writing Prospectus or any amended Prospectus has been filed with the Commission, (ii) of the issuance by the Commission of any stop order or any order preventing or suspending the use of any prospectus relating to the Shares or the initiation or threatening of any proceeding for that purpose, pursuant to Section 8A of the Act, (iii) of any objection by the Commission to the use of Form S-3ASR by the Company pursuant to Rule 401(g)(2) under the Act, (iv) of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, (v) of any request by the Commission for the amendment of the Registration Statement or the amendment or supplementation of the Prospectus or for additional information, (vi) of the occurrence of any event as a result of which the Prospectus or any Permitted Free Writing Prospectus as then amended or supplemented includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus or any such Permitted Free Writing Prospectus is delivered to a purchaser, not misleading and (vii) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto.

(d)	In the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its commercially reasonable efforts to obtain its withdrawal.

(e)	To furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as an Agent may reasonably designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation, become a dealer of securities, or become subject to taxation in, or to consent to the service of process under the laws of, any such state.

(f)	To make available to the Agents at their offices in New York City, without charge, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Agents, as many copies of the Prospectus and the Prospectus Supplement (or of the Prospectus or Prospectus Supplement as amended or supplemented if the Company shall have made any amendments or supplements thereto and documents incorporated by reference therein after the effective date of the Registration Statement) and each Permitted Free Writing Prospectus as the Agents may reasonably request for so long as the delivery of a prospectus is required (whether physically or through compliance with Rule 172 under the Act or any similar rule); and for so long as this Agreement is in effect, the Company will prepare and file promptly such amendment or amendments to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as may be necessary to comply with the requirements of Section 10(a)(3) of the Act.

(g)	To furnish or make available to the Agents during the term of this Agreement and for a period of two years thereafter (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate and (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, and to furnish to the Agents from time to time during the term of this Agreement such other information as the Agents may reasonably request regarding the Company or its subsidiaries, in each case as soon as such reports, communications, documents or information becomes available or promptly upon the request of the Agents, as applicable; provided, however, that the Company shall have no obligation to provide the Agents with any document filed on EDGAR or included on the Company’s Internet website.

(h)	If, at any time during the term of this Agreement, any event shall occur or condition shall exist as a result of which it is necessary in the reasonable opinion of counsel for the Agents or counsel for the Company, to further amend or supplement the Prospectus or any Free Writing Prospectus as then amended or supplemented in order that the Prospectus or any such Free Writing Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances existing at the time the Prospectus or any such Free Writing Prospectus is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, to amend or supplement the Registration Statement, the Prospectus or any Free Writing Prospectus in order to comply with the requirements of the Act, in the case of such a determination by counsel for the Company, immediate notice shall be given, and confirmed in writing, to the Agents to cease the solicitation of offers to purchase the Shares in the Agents’ capacity as agents, and, in either case, the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the Act, the Exchange Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement, the Prospectus or any such Free Writing Prospectus comply with such requirements.

(i)	To generally make available to its security holders as soon as reasonably practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in a form complying with the provisions of Section 11(a) under the Act and Rule 158 of the Commission promulgated thereunder) covering the twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in such Rule 158) of the Registration Statement.

(j)	The Company will not, and will cause its subsidiaries not to, take, directly or indirectly, any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; provided that nothing herein shall prevent the Company from filing or submitting reports under the Exchange Act or issuing press releases in the ordinary course of business.

(k)

(i) Except as otherwise agreed between the Company and the Agents, to pay all costs, expenses, fees and taxes in connection with (A) the preparation and filing of the Registration Statement (including registration fees pursuant to Rule 456(b)(1)(i) under the Act), the Prospectus, any Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Agents and to dealers (including costs of mailing and shipment), (B) the registration, issue and delivery of the Shares, (C) the preparation, printing and delivery to the Agents of this Agreement, the Shares, and such other documents as may be required in connection with the offer, purchase, sale, issuance or delivery of the Shares and any cost associated with electronic delivery of any of the foregoing by the Agents to investors, (D) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Agents in connection therewith) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Agents, (E) the listing of the Shares on the Exchange and any registration thereof under the Exchange Act, (F) any filing for review of the public offering of the Shares by FINRA, (G) the fees and disbursements of counsel to the Company and (H) the performance of the Company’s other obligations hereunder; provided that the Agents agree to timely and properly pay the New York State stock transfer tax, and the Selling Stockholder agrees to reimburse the Agents for associated carrying costs if such tax payment is not rebated on the date of payment and for any portion of such tax payment not rebated. It is understood, however, that the Agents shall be responsible for any transfer taxes on resale of Shares by the Agents, any costs and expenses associated with the sale and marketing of the Shares and fees of the Agents’ counsel other than as specifically provided above or elsewhere in this Agreement.

(ii) If Shares having an aggregate Gross Sales Price of $100,000,000 or more have not been offered and sold under this Agreement and all Terms Agreements by June 17, 2016 (or such earlier date at which the Company terminates this Agreement), the Company shall reimburse the Agents for all of the Agents’ out-of-pocket expenses, including the reasonable fees and disbursements of a single counsel for the Agents incurred by the Agents in connection with the offering contemplated by this Agreement.

(l)	The Company will not, and each Agent covenants that it will not, distribute any offering material in connection with the offer and sale of the Shares, other than the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus and other materials permitted by the Act or the rules and regulations promulgated thereunder.

(m)	From and including the date hereof through and including June 17, 2016, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act (other than a registration statement on Form S-8) relating to any shares of its Common Stock or any securities convertible into, or exercisable or exchangeable for, such shares or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of such shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares or such other securities, in cash or otherwise, without the prior written consent of the Selling Stockholder or the applicable Agent with respect to such Agency Transaction, other than the Shares to be sold hereunder and any securities of the Company issued pursuant to, or upon the exercise or conversion of any securities of the Company that are outstanding at the time such Transaction Proposal is delivered and issued pursuant to, the Company’s equity incentive plans disclosed in the Prospectus.

(n)	Pursuant to reasonable procedures developed in good faith, to retain copies of each Permitted Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Act.

(o)	To use its reasonable efforts to cause the Shares to be listed on the Exchange.

(p)	That it consents to each Agent trading in the Common Stock for such Agent’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement.

(q)	If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, the aggregate Gross Sales Price of Shares sold by the Company is less than the Maximum Amount and this Agreement has not expired or been terminated, the Company will, prior to the Renewal Deadline, file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form satisfactory to the Agents. If the Company is no longer eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form satisfactory to the Agents, and will use its best efforts to cause such registration statement to be declared effective within 60 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the issuance and sale of the Shares to continue as contemplated in the expired registration statement relating to the Shares. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(r)	That each Transaction Proposal made by the Selling Stockholder that is accepted by an Agent by means of a Transaction Acceptance and each execution and delivery by the Selling Stockholder of a Terms Agreement shall be deemed to be (i) an affirmation that the representations and warranties of the Company herein contained and contained in any certificate delivered to the Agents pursuant hereto are true and correct at the Time of Acceptance or the date of such Terms Agreement, as the case may be, and (ii) an undertaking that such representations and warranties will be true and correct on any Time of Sale, any Closing Date and at the time of delivery to the applicable Agent of Shares pursuant to the Transaction Proposal and Transaction Acceptance or the Time of Delivery, as applicable, as though made at and as of each such time (it being understood that such representations and warranties shall relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of such Transaction Acceptance or Terms Agreement, as the case may be).

(s)	That each time that (i) the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall be amended or supplemented (including, except as noted in the proviso at the end of this Section 5(s), by the filing of any Incorporated Document, but excluding any prospectus supplement filed pursuant to Section 5(b) hereof) or (ii) the Shares are delivered to an Agent pursuant to a Terms Agreement, in each case, the Company shall, unless the Agents agree otherwise, furnish or cause to be furnished to the Agents forthwith a certificate, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, as to the matters set forth in Exhibit A-1 hereto at the time of the filing or effectiveness of such amendment or supplement, as applicable, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 7(a)(i) hereof, modified as necessary to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such certificate; provided, however, that the Company will not be required to furnish such a certificate to the Agents in connection with the filing of a Current Report on Form 8-K unless (A) such Current Report on Form 8-K is filed at any time during which either a Transaction Acceptance is binding or a prospectus relating to the Shares is required to be delivered under the Act and (B) the Agents have reasonably requested such a certificate based upon the event or events reported in such Current Report on Form 8-K.

(t)

That each time that (i) the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall be amended or supplemented (including, except as noted in the proviso at the end of this Section 5(t), by the filing of any Incorporated Document, but excluding any prospectus supplement filed pursuant to Section 5(b) hereof) or (ii) the Shares are delivered to the Agents pursuant to a Terms Agreement, in each case, the Company shall, unless the Agents agree otherwise, furnish or cause to be furnished forthwith to the Agents and to counsel for the Agents the written opinions of (A) Davis Polk & Wardwell LLP, special counsel for the Company, and (B) the General Counsel of the Company, a Deputy or Assistant General Counsel of the Company or other counsel satisfactory to the Agents, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, in form and substance reasonably satisfactory to the Agents, of the same tenor as the opinions referred to in Section 7(a)(iii) and Section 7(a)(ii) hereof, respectively, but modified as necessary to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such opinions or, in lieu of such opinions, counsel last furnishing such opinions to the Agents shall furnish the Agents with letters substantially to the effect that the Agents may rely on such last opinions to the same extent as though they were dated the date of such letters authorizing reliance (except that statements in such last opinions shall be deemed to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such letters authorizing reliance); provided, however, that the Company will not be required to furnish such opinions to the Agents in connection with the filing of a Current Report on Form 8-K unless (1) such Current Report on Form 8-K is filed at any time during which either a Transaction Acceptance is binding or a prospectus relating to the Shares is required to be delivered under the Act and (2) the Agents have reasonably requested such opinions based upon the event or events reported in such Current Report on Form 8-K.

(u)	That each time that (i) the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall be amended or supplemented (including, except as noted in the proviso at the end of this Section 5(u), by the filing of any Incorporated Document, but excluding any prospectus supplement filed pursuant to Section 5(b) hereof) or (ii) the Shares are delivered to an Agent pursuant to a Terms Agreement, in each case, the Company shall, unless the Agents agree otherwise, cause Ernst & Young LLP promptly to furnish to the Agents a letter, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, of the same tenor as the letter referred to in Section 7(a)(iv) hereof, but modified to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the date of such letter; provided, however, that the Company will not be required cause Ernst & Young LLP to furnish such letter to the Agents in connection with the filing of a Current Report on Form 8-K unless (A) such Current Report on Form 8-K is filed at any time during which either a Transaction Acceptance is binding or a prospectus relating to the Shares is required to be delivered under the Act and (B) the Agents have reasonably requested such a letter based upon the event or events reported in such Current Report on Form 8-K.

(v)	To disclose in its quarterly reports on Form 10-Q, in its annual report on Form 10-K and/or, in prospectus supplements, the number of the Shares issued to Noble pursuant to the Settlement Agreement and sold by Noble through the Agents under this Agreement, the net proceeds to the Selling Stockholder, if any, from the sale of the Shares and the compensation paid by the Selling Stockholder, if any, with respect to sales of the Shares pursuant to this Agreement during the relevant quarter.

(w)	To reasonably cooperate with any reasonable due diligence review requested by the Agents or the Agents’ counsel from time to time in connection with the transactions contemplated hereby or any Terms Agreement.

(x)	That no Stock Issuance (as defined in the Settlement Agreement) shall occur when there is a Suspension Notice (as defined in the Settlement Agreement) in effect.

(y)	To promptly furnish to the Agents any instructions to issue and sell shares of Common Stock pursuant to the Settlement Agreement.

6. Certain Covenants of the Selling Stockholder. The Selling Stockholder hereby agrees with each Agent:

(a)	The Selling Stockholder will not prepare or have prepared on its behalf or use, distribute or refer to, any “free writing prospectus”, as defined in Rule 405 under the Act, without the prior consent of the Agents.

(b)	The Selling Stockholder will not directly or indirectly use the proceeds of the Shares sold hereunder or under any Terms Agreement, or lend, contribute or otherwise make available such proceeds to a subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(c)	The Selling Stockholder will not, and will cause its subsidiaries not to, take, directly or indirectly, any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(d)	From and including the date hereof through and including June 17, 2016, the Selling Stockholder will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, such shares or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of such shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares or such other securities, in cash or otherwise, without the prior written consent of the Agents, other than the Shares to be sold hereunder.

(e)	The Selling Stockholder consents to each Agent trading in the Common Stock for such Agent’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement.

(f)

Each Transaction Proposal made by the Selling Stockholder that is accepted by an Agent by means of a Transaction Acceptance and each execution and delivery by the Selling Stockholder and the Company of a Terms Agreement shall be deemed to be (i) an affirmation that the representations and warranties of the Selling Stockholder herein contained and contained in any certificate delivered to the Agents pursuant hereto are true and correct at the Time of Acceptance or the date of such Terms Agreement, as the case may be, and (ii) an undertaking that such representations and warranties will be true and correct on any Time of Sale, any

Closing Date and at the time of delivery to the applicable Agent of Shares pursuant to the Transaction Proposal and Transaction Acceptance or the Time of Delivery, as applicable, as though made at and as of each such time (it being understood that such representations and warranties shall relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of such Transaction Acceptance or Terms Agreement, as the case may be).

(g)	Each time that (i) the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall be amended or supplemented (including, except as noted in the proviso at the end of this Section 6(g), by the filing by the Company of any Incorporated Document, but excluding any prospectus supplement filed pursuant to Section 5(b) hereof) or (ii) the Shares are delivered to an Agent pursuant to a Terms Agreement, in each case, the Selling Stockholder shall, unless the Agents agree otherwise, furnish or cause to be furnished forthwith to the Agents and to counsel for the Agents a certificate of the same tenor as the certificate referred to in Section 7(b)(i) hereof; provided, however, that the Selling Stockholder will not be required to furnish such certificate to the Agents in connection with the filing by the Company of a Current Report on Form 8-K unless (1) such Current Report on Form 8-K is filed at any time during which either a Transaction Acceptance is binding or a prospectus relating to the Shares is required to be delivered under the Act and (2) the Agents have reasonably requested such certificate based upon the event or events reported in such Current Report on Form 8-K.

(h)	To report to the Company as soon as practicable following the end of each fiscal quarter of the Company the number of the Shares sold through the Agents under this Agreement, the net proceeds to the Selling Stockholder, if any, from the sale of the Shares and the compensation paid by the Selling Stockholder, if any, with respect to sales of the Shares pursuant to this Agreement during the relevant quarter.

7. Execution of Agreement. Each Agent’s obligation to execute this Agreement shall be subject to the satisfaction of the following conditions in connection with, and on the intended date of the execution of, this Agreement:

(a)	the Company shall have delivered to the Agents and to the Selling Stockholder:

(i) an officer’s certificate signed by one of its executive officers certifying as to the matters set forth in Exhibit A-1 hereto;

(ii) an opinion of the General Counsel or a Deputy or Assistant General Counsel of the Company, addressed to the Agents and dated the date of this Agreement, in the form of Exhibit B hereto;

(iii) an opinion and a 10b-5 statement of Davis Polk & Wardwell LLP, special counsel for the Company, addressed to the Agents and dated the date of this Agreement, in the form of Exhibit C hereto;

(iv) a letter of Ernst & Young LLP, dated the date of this Agreement and addressed to the Agents, in a form reasonably satisfactory to the Agents and the Agents’ counsel;

(v) evidence reasonably satisfactory to the Agents and the Agents’ counsel that the Registration Statement is effective;

(vi) evidence reasonably satisfactory to the Agents and the Agents’ counsel that the Shares have been approved for listing on the Exchange, subject only to notice of issuance on or before the date hereof;

(vii) resolutions duly adopted by the Company’s board of directors, and certified by an officer of the Company, authorizing the Company’s execution of this Agreement and the consummation by the Company of the transactions contemplated hereby, including the issuance of the Shares; and

(viii) such other documents as the Agents shall reasonably request;

(b)	the Selling Stockholder shall have delivered to the Agents:

(i) an officer’s certificate signed by one of its executive officers certifying as to the matters set forth in Exhibit A-2 hereto;

(ii) an opinion of Baker Botts L.L.P., counsel for the Selling Stockholder, addressed to the Agents and dated the date of this Agreement, in the form of Exhibit D hereto;

(iii) resolutions duly adopted by the Selling Stockholder’s members or managers, and certified by an officer of the Selling Stockholder, authorizing the Selling Stockholder’s execution of this Agreement and the consummation by the Selling Stockholder of the transactions contemplated hereby, including the sale of the Shares;

(iv) a properly completed and executed United States Treasury Department Form W-9 or W-8 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Agents’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated; and

(v) such other documents as the Agents shall reasonably request;

(c)	the Agents shall have received the favorable opinion of Cravath, Swaine & Moore LLP, special counsel for the Agents, as to the matters set forth in Exhibit E hereto.

8. Conditions of the Agents’ Obligation. Each Agent’s obligation to solicit purchases on an agency basis for the Shares or otherwise take any action pursuant to a Transaction Acceptance and to purchase the Shares pursuant to any Terms Agreement shall be subject to the satisfaction of the following conditions:

(a)	At the Time of Acceptance, at the time of the commencement of trading on the Exchange on the Purchase Date and at the time of closing on the Closing Date or, with respect to a transaction pursuant to a Terms Agreement, at the Time of Sale and at the Time of Delivery:

(i) The representations and warranties on the part of the Company and the Selling Stockholder herein contained or contained in any certificate of an officer or officers of the Company or the Selling Stockholder delivered pursuant to the provisions hereof shall be true and correct in all respects.

(ii) The Company and the Selling Stockholder shall have performed and observed its covenants and other obligations hereunder and/or under any Terms Agreement, as the case may be, in all material respects.

(iii) With respect to an Agency Transaction, from the Time of Acceptance until the Closing Date, or, with respect to a transaction pursuant to a Terms Agreement, from the Time of Sale until the Time of Delivery, trading in the Common Stock on the Exchange shall not have been suspended.

(iv) From the date of this Agreement, no event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in any Permitted Free Writing Prospectus (excluding any amendment or supplement thereto) or the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Agents makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or at the Time of Delivery, as the case may be, on the terms and in the manner contemplated by this Agreement or any Terms Agreement, as the case may be, any Permitted Free Writing Prospectus and the Prospectus.

(v) The Shares to be sold pursuant to the Transaction Acceptance or pursuant to a Terms Agreement, as applicable, shall have been approved for listing on the Exchange, subject only to notice of issuance.

(vi) (A) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or as of the Time of Delivery, as the case may be, prevent the issuance or sale of the Shares and (B) no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or as of the Time of Delivery, as the case may be, prevent the issuance or sale of the Shares.

(vii) (A) No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Act shall be pending before or threatened by the Commission; (B) the Prospectus and each Permitted Free Writing Prospectus shall have been timely filed with the Commission under the Act (in the case of any Permitted Free Writing Prospectus, to the extent required by Rule 433 under the Act); (C) all requests by the Commission for additional information shall have been complied with to the satisfaction of the Agents; and (D) no suspension of the qualification of the Shares for offering or sale in any jurisdiction, and no initiation or threatening of any proceedings for any of such purposes, will have occurred and be in effect at the time of a Transaction Acceptance.

(viii) No amendment or supplement to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall have been filed to which the Agents shall have reasonably objected in writing.

(ix) Subsequent to the relevant Time of Acceptance or, in the case of a Placement, subsequent to execution of the applicable Terms Agreement, (A) no downgrading shall have occurred in the rating accorded any debt securities or preferred equity securities of or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Section 3(a)(62) of the Exchange Act and (B) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any debt securities or preferred equity securities of or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading) in each case that has not been described in any Permitted Free Writing Prospectus issued prior to any related Time of Sale.

(b)	At every date specified in Sections 5(s), 5(t), 5(u) and 6(g) hereof and on such other dates as reasonably requested by the Agents, the Agents shall have received the officer’s certificates, opinions of counsel and accountants’ letters provided for under Sections 5(s), 5(t), 5(u) and 6(g), respectively.

9. Termination by the Agents.

(a)	If the solicitation of purchases on an agency basis of the Shares, as contemplated by this Agreement, is not carried out by any Agent for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholder is unable to comply in all material respects with any of the terms of this Agreement or any Terms Agreement, the Company and the Selling Stockholder shall not be under any obligation or liability under this Agreement to such Agent (except to the extent provided in Sections 5(k) and 11 hereof) and such Agent shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.

(b)	Each Agent may terminate this Agreement with respect to itself for any reason upon giving prior written notice to the Company and the Selling Stockholder. Any such termination shall be without liability of any party to any other party, except that the provisions of Sections 5(g) and 5(i) (to the extent any Shares have been sold pursuant to this Agreement) and Sections 5(k) and 11 hereof shall remain in full force and effect notwithstanding such termination.

(c)	(i) In the case of any purchase by an Agent pursuant to a Terms Agreement, the obligations of such Agent pursuant to such Terms Agreement shall be subject to termination at any time at or prior to the Time of Delivery, if, (A) since the time of execution of the Terms Agreement or the respective dates as of which information is given in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, (I) trading generally shall have been materially suspended or materially limited on or by, as the case may be, either the Exchange or the NASDAQ Global Select Market, (II) trading of any securities of the Company shall have been suspended on any exchange or in any over-the counter market, (III) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, (IV) there shall have occurred any attack on, or outbreak or escalation of hostilities or act of terrorism involving, the United States, or any change in financial markets or any calamity or crisis that, in each case, in such Agent’s judgment, is material and adverse or (V) any material disruption of settlements of securities or clearance services in the United States that would materially impair settlement and clearance with respect to the Shares and (B) in the case of any of the events specified in clauses (A)(I) through (V), such event singly or together with any other such event specified in clauses (A)(I) through (V) makes it, in such Agent’s judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus. If such Agent elects to terminate its obligations pursuant to this paragraph, the Selling Stockholder shall be notified promptly in writing.

(ii) In the case of any Agency Transaction, the obligations of the applicable Agent to make the payment specified in Section 2(c) of this Distribution Agreement shall be subject to termination or reduction as determined by such Agent in good faith and in a commercially reasonable manner taking into account the nature and duration of the relevant event or events in clause (A), at any time at or prior to the scheduled Closing Date for such Agency Transaction, if, (A) on any Exchange Business Day on which Shares subject to such Agency Transaction are scheduled to be sold, (I) trading generally shall have been materially suspended or materially limited on or by, as the case may be, either the Exchange or the NASDAQ Global Select Market, (II) trading of any securities of the Company shall have been suspended on any exchange or in any over-the counter market, (III) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, (IV) there shall have occurred any attack on, or outbreak or escalation of hostilities or act of terrorism involving, the United States, or any change in financial markets or any calamity or crisis that, in each case, in such Agent’s judgment, is material and adverse or (V) any material disruption of settlements of securities or clearance services in the United States that would materially impair settlement and clearance with respect to the Shares. If such Agent elects to terminate or so reduce its obligations to make the payment specified in Section 2(c) of this Distribution Agreement pursuant to this paragraph, the Selling Stockholder shall be notified promptly in writing.

10. Termination by the Selling Stockholder. The Selling Stockholder may terminate this Agreement in its sole discretion at any time upon prior written notice to the Agents; provided that, with respect to any pending sale through a Direct Seller, the obligations of the Selling Stockholder and the Company, including, without limitation, the provisions of Sections 1(e) and 5(k), shall remain in full force and effect notwithstanding such termination.

11. Indemnity and Contribution.

(a)	The Company agrees to indemnify and hold harmless each Agent, each Agent’s affiliates, the directors and officers of each Agent and each Agent’s affiliates, and each person, if any, who controls such Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the Selling Stockholder, the Selling Stockholder’s affiliates, the directors and officers of the Selling Stockholder and the Selling Stockholder’s affiliates, and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, in each case, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable out of pocket legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Permitted Free Writing Prospectus (or any amendment or supplement thereto) or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any Agent Information or any Selling Stockholder Information, it being understood and agreed that the only such information furnished by the Agents and the Selling Stockholder consists of the information described as such in subsections (b) and (c) below, respectively.

(b)	The Selling Stockholder agrees to indemnify and hold harmless each Agent, each Agent’s affiliates, the directors and officers of each Agent and the Agent’s affiliates, and each person, if any, who controls such Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, in each case to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Selling Stockholder furnished to the Company in writing by the Selling Stockholder expressly for use in the Registration Statement, the Basic Prospectus, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus, it being understood and agreed that the only such information furnished by the Selling Stockholder consists of the information set forth on Schedule II-A attached hereto.

(c)	Each Agent agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the Selling Stockholder, in each case, to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Agents furnished to the Company in writing by the Agents expressly for use in the Registration Statement, the Basic Prospectus, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus, it being understood and agreed that the only such information furnished by the Agents consists of the information set forth on Schedule II-B attached hereto.

(d)

If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a), (b) or (c) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 11 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 11. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the

Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 11 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for the Agents, their affiliates, directors and officers and any control persons of the Agents shall be designated in writing by the Agents or, if applicable, the Direct Seller, any such separate firm for the Selling Stockholder, its affiliates, directors and officers and any control persons of the Selling Stockholder shall be designated in writing by the Selling Stockholder and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but, if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (A) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (B) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e)	If the indemnification provided for in paragraphs (a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder, on the one hand, and the applicable Agents, on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Stockholder, on the one hand, and the applicable Agents, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder, on the one hand, and the applicable Agents, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Selling Stockholder from the sale of the Shares and the total discounts and commissions received by the Agents in connection therewith bear to the aggregate Gross Sales Price of such Shares. The relative fault of the Company and the Selling Stockholder, on the one hand, and the applicable Agents, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder, on the one hand, or by the applicable Agents, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f)	The Company, the Selling Stockholder and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 11, in no event shall an Agent be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Agent with respect to the offering of the Shares exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(g)	The remedies provided for in this Section 11 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

12. Notices. All notices and other communications under this Agreement and any Terms Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of communication, and (a) shall be sufficient in all respects if delivered or sent to: if to J.P. Morgan Securities LLC, to J.P. Morgan Securities LLC, 383 Madison Avenue, 7th Floor, New York, New York 10179, to the attention of the Special Equities Group, Adam Rosenbluth (email adam.s.rosenbluth@jpmorgan.com) and Brett Chalmers (email brett.chalmers@jpmorgan.com); and if to HSBC Securities (USA) Inc., to HSBC Securities (USA) Inc., Attention: Prospectus Department, 452 Fifth Avenue, New York, New York 10018, telephone: +1 (877) 429-7459, or by emailing: nyequity.syndicate@us.hsbc.com; (b) if to the Selling Stockholder, shall be sufficient in all respects if delivered or sent to the Selling Stockholder at the officers of the Selling Stockholder at 13135 South Dairy Ashford Road, Sugar Land, Texas 77478, to the attention of Legal Department (email: SRechter@noblecorp.com), with a copy to John D. Geddes at Baker Botts L.L.P., One Shell Plaza, 910 Louisiana Street, Houston, Texas 77002-4995 (email: john.geddes@bakerbotts.com); and (c) if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 333 North Central Avenue, Phoenix, Arizona 85004, to the attention of the Chief Financial Officer (email kathleen_quirk@fmi.com), with a copy to Monique A. Cenac at Jones Walker LLP, 333 N. Central Avenue, 25th Floor, Phoenix, Arizona 85004 (email mcenac@joneswalker.com). Notwithstanding the foregoing, Transaction Proposals shall be delivered by the Selling Stockholder to the Agents via e-mail in “.pdf” format to the applicable Agent as follows: if to J.P. Morgan Securities LLC, to Adam Rosenbluth (email: adam.s.rosenbluth@jpmorgan.com), Brett Chalmers (email: brett.chalmers@jpmorgan.com), Jemil Salih (email: jemil.d.salih@jpmorgan.com) and Ara Movsesian (email: ara.movsesian@jpmorgan.com), if to HSBC Securities (USA) Inc., to Jeffrey Nicklas (email: jeffreynicklas@us.hsbc.com); and Transaction Acceptances shall be delivered by the Agents to the Company via e-mail in “.pdf” format to: Kathleen L. Quirk (email: kathleen_quirk@fmi.com), with copies to Dionne M. Rousseau (email: drousseau@joneswalker.com) and Monique A. Cenac (email: mcenac@joneswalker.com).

13. No Fiduciary Relationship. The Selling Stockholder acknowledges and agrees that each Agent is acting solely in the capacity of an arm’s length contractual counterparty to the Selling Stockholder with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Selling Stockholder or any other person. Additionally, no Agent is advising the Selling Stockholder or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Selling Stockholder shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and no Agent shall have any responsibility or liability to the Selling Stockholder with respect thereto. Any review by the Agents of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Agents and shall not be on behalf of the Selling Stockholder.

14. Governing Law; Construction. This Agreement, any Terms Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement or any Terms Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York, other than rules governing choice of applicable law. The Section headings in this Agreement and any Terms Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement or any Terms Agreement.

15. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Selling Stockholder and the Company consent to the jurisdiction of such courts and personal service with respect thereto. Each of the Agents, the Selling Stockholder and the Company, on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates, waives all right to trial by jury in any action, proceeding or counterclaim, whether based upon contract, tort or otherwise, in any way arising out of or relating to this Agreement or any Terms Agreement. The Company and the Selling Stockholder each agree that a final and non-appealable judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and the Selling Stockholder and may be enforced in any other courts in the jurisdiction of which the Company or the Selling Stockholder is or may be subject, by suit upon such judgment.

16. Parties in Interest. The agreements set forth herein and in any Terms Agreement have been and are made solely for the benefit of the Agents and the Selling Stockholder and, to the extent provided in Section 11 hereof, the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Agents) shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement.

17. Counterparts. This Agreement and any Terms Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

18. Successors and Assigns. This Agreement shall be binding upon the Agents, the Company and the Selling Stockholder and their respective successors and assigns and any successor or assign of any substantial portion of the Company’s, the Selling Stockholder’s and the Agents’ respective businesses and/or assets.

19. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Stockholder and the Agents contained in this Agreement or made by or on behalf of the Company, the Selling Stockholder or the Agents pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Stockholder or the Agents.

20. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under Act and (b) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.

21. Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

22. Miscellaneous.

(a)	Certain of the Agents may be direct or indirect subsidiaries of banks. Such Agents are not banks and are separate from any bank affiliated thereto. Because such Agents are separately incorporated entities, each such Agent is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by such Agents are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency of any bank affiliated therewith and are not otherwise an obligation or responsibility of a branch or agency of any bank affiliated therewith.

(b)	Lending affiliates of the Agents may have lending relationships with issuers of securities underwritten or privately placed by the Agents. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by such Agents will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of such Agents.

(c)	The Agents and one or more of their respective affiliates may make markets in the Common Stock or other securities of the Company, in connection with which they may buy and sell, as agent or principal, for long or short account, shares of the Common Stock or other securities of the Company, at the same time that the Agents are acting as agents pursuant to this Agreement; provided that each Agent acknowledges and agrees that any such transactions are not being, and shall not be deemed to have been, undertaken at the request or direction of, or for the account of, the Company or the Selling Stockholder, and that neither the Company nor the Selling Stockholder has and shall have control over any decision by such Agents and their respective affiliates to enter into any such transactions.

(d)	Each Agent acknowledges and agrees that the arrangements among the Agents in connection with the transactions contemplated by this Agreement shall be governed by J.P. Morgan Securities LLC’s Master Agreement Among Underwriters (the “MAAU”) (whether or not each such Agent has previously signed the MAAU), and any Direct Seller may act on behalf of the other Agents hereunder in connection with the sales of the Shares and otherwise as if it is the Manager (as defined in the MAAU). It is agreed and understood that the application of the MAAU to the transactions contemplated by this Agreement is solely for purposes of convenience and shall not create any implication that the Agents are underwriters for purposes of the Act or otherwise.

(e)	Except as may otherwise be provided in a Terms Agreement, if an Agent is appointed as a Direct Seller, each of the Agents represents to the Selling Stockholder that such Direct Seller is authorized to act on behalf of the several Agents in connection with making any determination or judgment to be made by the Agents pursuant to this Agreement, and the Selling Stockholder shall be entitled to act and rely upon any request, notice, consent, waiver or agreement purportedly given on behalf of the Agents when the same shall have been given by such Direct Seller; provided, however, that at such time as an Agent is party to a Transaction Acceptance at that time in effect, the consent, approval, determination, judgment or similar action by such Agent shall also be required to the extent provided by this Agreement.

[Signature page follows]

If the foregoing correctly sets forth the understanding among the Selling Stockholder, the Company and the Agents, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Selling Stockholder, the Company and each Agent.

Very truly yours,

NOBLE DRILLING (U.S.) LLC

By:	/s/ Dennis Lubojacky
Name:	Dennis Lubojacky
Title:	Vice President

Accepted and agreed to as of the date first above written:

J.P. MORGAN SECURITIES LLC

By:	/s/ Adam S. Rosenbluth
Name:	Adam S. Rosenbluth
Title:	Executive Director

HSBC SECURITIES (USA) INC.

By:	/s/ Jeffrey Nicklas
Name:	Jeffrey Nicklas
Title:	Director

FREEPORT-MCMORAN INC.

By:	/s/ Kathleen L. Quirk
Name:	Kathleen L. Quirk
Title:	Executive Vice President, Chief Financial Officer & Treasurer

[Distribution Agreement]